Exhibit 99.1

BRC GROUP HOLDINGS, INC. (F/K/A B. RILEY FINANCIAL, INC.)

Unaudited Pro Forma Consolidated Financial Information

(Dollars in thousands, except share data)

On June 27, 2025, BRC Group Holdings, Inc. (f/k/a B. Riley Financial, Inc.) (the “Company”), completed the sale of the “GlassRatner” disposal group, as defined and further described in Note 1 - Description of the Disposition. The unaudited pro forma consolidated financial information is intended to illustrate the pro forma effects of the disposition of GlassRatner and other transaction accounting adjustments and was prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information.

The unaudited pro forma consolidated financial information has been derived from the Company’s historical audited and unaudited consolidated financial statements and reflects certain assumptions and transaction accounting adjustments that management believes are reasonable under the circumstances and based on the information available, as further described in Note 3 - Adjustments to the Unaudited Pro Forma Consolidated Financial Information.

The unaudited pro forma consolidated statements of operations for the years ended December 31, 2024, 2023, and 2022, reflect the disposition of the GlassRatner disposal group as if it had closed on January 1, 2022 (refer to Note 2 – Basis of Presentation, for further discussion). An unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2025 is not reflected in the pro forma consolidated financial information because the GlassRatner disposal group transactions are already reflected in the Company’s historical unaudited condensed consolidated statement of operations for the six months ended June 30, 2025.

An unaudited condensed consolidated balance sheet is not reflected in the pro forma consolidated financial information because the disposal of GlassRatner occurred prior to June 30, 2025, and is therefore already reflected in the Company’s historical unaudited condensed consolidated balance sheet as of June 30, 2025.

The unaudited pro forma consolidated financial information should be read in conjunction with:

●	The accompanying notes to the unaudited pro forma consolidated financial information;

●	The Company’s historical audited consolidated financial statements and accompanying notes for the three years ended December 31, 2024 which were prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), included in the Company’s annual report on Form 10-K filed; and

●	The Company’s historical unaudited condensed consolidated financial statements and accompanying notes for the three months ended March 31, 2025, which were prepared in accordance with U.S. GAAP, included in the Company’s quarterly report on Form 10-Q; and

●	The Company’s historical unaudited condensed consolidated financial statements and accompanying notes for the six months ended June 30, 2025, which were prepared in accordance with U.S. GAAP, included in the Company’s quarterly report on Form 10-Q.

The unaudited pro forma consolidated financial information is provided for illustrative and informational purposes only and is not intended to represent or be indicative of what the Company’s results of operations would have been had the Company operated historically as an independent organization separate from GlassRatner, or if the disposition had occurred on the date indicated. Additionally, the unaudited pro forma consolidated financial information should not be considered representative of the Company’s future consolidated results of operations.

BRC GROUP HOLDINGS, INC. (F/K/A B. RILEY FINANCIAL, INC.)

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2024

(Dollars in thousands, except share data)

		Transaction Accounting Adjustments
	As Reported Year Ended December 31, 2024	Removal of GlassRatner Disposal Group	Subtotal	Other Transaction Accounting Adjustments	Notes	Pro Forma Year Ended December 31, 2024
Revenues:
Services and fees	$875,480	$(92,176)	$783,304	$-		$783,304
Trading loss	(57,007)	-	(57,007)	-		(57,007)
Fair value adjustments on loans	(325,498)	-	(325,498)	-		(325,498)
Interest income - loans	54,141	-	54,141	-		54,141
Interest income - securities lending	70,862	-	70,862	-		70,862
Sale of goods	220,619	-	220,619	-		220,619
Total revenues	838,597	(92,176)	746,421	-		746,421

Operating expenses:
Direct cost of services	213,901	-	213,901	-		213,901
Cost of goods sold	167,634	-	167,634	-		167,634
Selling, general and administrative expenses	759,777	(70,366)	689,411	-		689,411
Restructuring charge	1,522	-	1,522	-		1,522
Impairment of goodwill and other intangible assets	105,373	-	105,373	-		105,373
Interest expense - Securities lending and loan participations sold	66,128	-	66,128	-		66,128
Total operating expenses	1,314,335	(70,366)	1,243,969	-		1,243,969
Operating loss	(475,738)	(21,810)	(497,548)	-		(497,548)

Other income (expense):
Interest income	3,621	(21)	3,600	-		3,600
Dividend income	4,462	-	4,462	-		4,462
Realized and unrealized losses on investments	(263,686)	163	(263,523)	-		(263,523)
Change in fair value of financial instruments and other	4,614	-	4,614	-		4,614
Income (loss) from equity method investments	31	-	31	-		31
Loss on extinguishment of debt	(18,725)	-	(18,725)	-		(18,725)
Interest expense	(133,308)	-	(133,308)	3,790	(a)	(129,518)
Loss from continuing operations before income taxes	(878,729)	(21,668)	(900,397)	3,790		(896,607)
Provision for income taxes	(22,125)	4,934	(17,191)	(1,038)	(b)	(18,229)
Net loss from continuing operations	(900,854)	(16,734)	(917,588)	2,752		(914,836)
Net loss from continuing operations attributable to noncontrolling interests and redeemable noncontrolling interests	(8,920)	-	(8,920)	-		(8,920)
Net loss from continuing operations attributable to Registrant	(891,934)	(16,734)	(908,668)	2,752		(905,916)
Preferred stock dividends	8,060	-	8,060	-		8,060
Net loss available to common shareholders	$(899,994)	$(16,734)	$(916,728)	$2,752		$(913,976)

Basic loss from continuing operations per common share	$(29.67)					$(30.13)
Diluted loss from continuing operations per common share	$(29.67)					$(30.13)

Weighted average basic common shares outstanding	30,336,274					30,336,274
Weighted average diluted common shares outstanding	30,336,274					30,336,274

BRC GROUP HOLDINGS, INC. (F/K/A B. RILEY FINANCIAL, INC.)

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2023

(Dollars in thousands, except share data)

		Transaction Accounting Adjustments
	As Reported Year Ended December 31, 2023	Removal of GlassRatner Disposal Group	Subtotal	Other Transaction Accounting Adjustments	Notes	Pro Forma Year Ended December 31, 2023
Revenues:
Services and fees	$898,750	$(77,284)	$821,466	$-		$821,466
Trading income	21,603	-	21,603	-		21,603
Fair value adjustments on loans	20,225	-	20,225	-		20,225
Interest income - loans	123,244	-	123,244	-		123,244
Interest income - securities lending	161,652	-	161,652	-		161,652
Sale of goods	240,303	-	240,303	-		240,303
Total revenues	1,465,777	(77,284)	1,388,493	-		1,388,493

Operating expenses:
Direct cost of services	214,065	-	214,065	-		214,065
Cost of goods sold	172,836	-	172,836	-		172,836
Selling, general and administrative expenses	764,926	(60,254)	704,672	-		704,672
Restructuring charge	2,131	-	2,131	-		2,131
Impairment of goodwill and other intangible assets	70,333	-	70,333	-		70,333
Interest expense - Securities lending and loan participations sold	145,435	-	145,435	-		145,435
Total operating expenses	1,369,726	(60,254)	1,309,472	-		1,309,472
Operating income	96,051	(17,030)	79,021	-		79,021

Other income (expense):
Interest income	3,875	(16)	3,859	-		3,859
Dividend income	12,747	-	12,747	-		12,747
Realized and unrealized losses on investments	(162,053)	-	(162,053)	-		(162,053)
Change in fair value of financial instruments and other	(3,998)	-	(3,998)	-		(3,998)
Gain on bargain purchase	15,903	-	15,903	-		15,903
Loss from equity method investments	(152)	-	(152)	-		(152)
Loss on extinguishment of debt	(5,409)	-	(5,409)	-		(5,409)
Interest expense	(156,240)	-	(156,240)	3,740	(a)	(152,500)
Loss from continuing operations before income taxes	(199,276)	(17,046)	(216,322)	3,740		(212,582)
Benefit from income taxes	39,115	4,666	43,781	(1,025)	(b)	42,756
Net loss from continuing operations	(160,161)	(12,380)	(172,541)	2,715		(169,826)
Net loss from continuing operations attributable to noncontrolling interests and redeemable noncontrolling interests	(10,780)	-	(10,780)	-		(10,780)
Net loss from continuing operations attributable to Registrant	(149,381)	(12,380)	(161,761)	2,715		(159,046)
Preferred stock dividends	8,057	-	8,057	-		8,057
Net loss available to common shareholders	$(157,438)	$(12,380)	$(169,818)	$2,715		$(167,103)

Basic loss from continuing operations per common share	$(5.38)					$(5.71)
Diluted loss from continuing operations per common share	$(5.38)					$(5.71)

Weighted average basic common shares outstanding	29,265,099					29,265,099
Weighted average diluted common shares outstanding	29,265,099					29,265,099

BRC GROUP HOLDINGS, INC. (F/K/A B. RILEY FINANCIAL, INC.)

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2022

(Dollars in thousands, except share data)

		Transaction Accounting Adjustments
	As Reported Year Ended December 31, 2022	Removal of GlassRatner Disposal Group	Subtotal	Other Transaction Accounting Adjustments	Notes	Pro Forma Year Ended December 31, 2022
Revenues:
Services and fees	$815,951	$(50,357)	$765,594	$766	(c)	$766,360
Trading loss	(148,294)	-	(148,294)	-		(148,294)
Fair value adjustments on loans	(54,334)	-	(54,334)	-		(54,334)
Interest income - loans	157,669	-	157,669	-		157,669
Interest income - securities lending	83,144	-	83,144	-		83,144
Sale of goods	85,347	-	85,347	-		85,347
Total revenues	939,483	(50,357)	889,126	766		889,892

Operating expenses:
Direct cost of services	118,535	-	118,535	-		118,535
Cost of goods sold	60,754	-	60,754	-		60,754
Selling, general and administrative expenses	654,826	(43,115)	611,711	-		611,711
Restructuring charge	9,011	-	9,011	-		9,011
Interest expense - Securities lending and loan participations sold	66,495	-	66,495	-		66,495
Total operating expenses	909,621	(43,115)	866,506	-		866,506
Operating income	29,862	(7,242)	22,620	766		23,386

Other income (expense):
Interest income	2,735	-	2,735	-		2,735
Dividend income	7,851	-	7,851	-		7,851
Realized and unrealized losses on investments	(247,540)	-	(247,540)	-		(247,540)
Change in fair value of financial instruments and other	10,188	-	10,188	-		10,188
Income from equity method investments	3,570	-	3,570	-		3,570
Interest expense	(141,003)	-	(141,003)	3,037	(a)	(137,966)
Loss from continuing operations before income taxes	(334,337)	(7,242)	(341,579)	3,803		(337,776)
Benefit from income taxes	65,252	1,984	67,236	(1,042)	(b)	66,194
Net loss from continuing operations	(269,085)	(5,258)	(274,343)	2,761		(271,582)
Net income from continuing operations attributable to noncontrolling interests and redeemable noncontrolling interests	1,024	-	1,024	-		1,024
Net loss from continuing operations attributable to Registrant	(270,109)	(5,258)	(275,367)	2,761		(272,606)
Preferred stock dividends	8,008	-	8,008	-		8,008
Net loss available to common shareholders	$(278,117)	$(5,258)	$(283,375)	$2,761		$(280,614)

Basic loss from continuing operations per common share	$(9.87)					$(9.95)
Diluted loss from continuing operations per common share	$(9.87)					$(9.95)

Weighted average basic common shares outstanding	28,188,530					28,188,530
Weighted average diluted common shares outstanding	28,188,530					28,188,530

BRC GROUP HOLDINGS, INC. (F/K/A B. RILEY FINANCIAL, INC.)

Notes to the Unaudited Pro Forma Consolidated Financial Information

(Dollars in thousands, except share data)

Note 1 – Description of the Disposition

On June 27, 2025, the Company signed an equity purchase agreement to sell all of the membership interests of its wholly owned subsidiary, GlassRatner Advisory & Capital Group, LLC, a Delaware limited liability company and B. Riley Farber Advisory Inc., an Ontario corporation (“Farber”) (together, GlassRatner Advisory & Capital Group, LLC and Farber are collectively referred to as “GlassRatner”). In connection with the sale of the GlassRatner disposal group, the Company entered into a Transition Services Agreement with the purchaser of the GlassRatner disposal group to provide certain management and corporate services.

The Company determined that the transactions associated with the disposition of the GlassRatner disposal group, which at closing represented substantially all of the Financial Consulting segment, qualified as discontinued operations.

Note 2 – Basis of Presentation

The historical audited and unaudited consolidated financial statements have been adjusted in the unaudited pro forma consolidated financial information to reflect certain transaction accounting adjustments related to the disposition of the GlassRatner disposal group as described above in Note 1 - Description of the Disposition.

The unaudited pro forma consolidated financial information and accompanying notes have been prepared for informational purposes only, in accordance with Article 11 of Regulation S-X. The unaudited pro forma consolidated statements of operations for the years ended December 31, 2024, 2023, and 2022, reflect the disposition of the GlassRatner disposal group as if it had closed on January 1, 2022 (refer to Note 2 – Basis of Presentation, for further discussion). An unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2025 is not reflected in the pro forma consolidated financial information because the GlassRatner disposal group transactions are already reflected in the Company’s historical unaudited condensed consolidated statement of operations for the six months ended June 30, 2025.

An unaudited condensed consolidated balance sheet is not reflected in the pro forma consolidated financial information because the disposal of GlassRatner occurred prior to June 30, 2025, and is therefore already reflected in the Company’s historical unaudited condensed consolidated balance sheet as of June 30, 2025.

Note 3 – Adjustments to the Unaudited Pro Forma Consolidated Financial Information

The unaudited pro forma consolidated financial information has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of the Company. Certain assumptions regarding the operations of the Company have been made in connection with the preparation of the unaudited pro forma consolidated financial information. These adjustments and assumptions are as follows:

(a)	Reflects adjustments to interest expense on the Company’s existing indebtedness under the Credit Facility for the repayment of approximately $32.9 million of principal on the term loan, using a portion of the cash proceeds received from the disposition of the GlassRatner disposal group. The repayment of principal relates the Oaktree Credit Facilities, which were entered into on February 26, 2025, replacing the Nomura Corporate Funding Americas, LLC (“Nomura”) term loan facility established on August 21, 2023.

The proceeds received from the Nomura arrangement on August 21, 2023 were used for several purposes, including the repayment of all outstanding obligations under the original credit agreement dated June 23, 2021 (as modified by that certain First Amendment dated as of September 15, 2021, that certain Second Incremental Amendment dated as of December 17, 2021, that certain Third Amendment dated as of June 17, 2022, that certain Fourth Amendment dated as of October 13, 2022, and that certain Fifth Amendment dated as of March 2, 2023). The effective interest rates on the lending arrangements were 11.52%, 11.37%, and 9.23% as of December 31, 2024, December 31, 2023, and December 31, 2022, respectively.

The GlassRatner disposal group was not part of the borrowing base assets under the Nomura term loan facility. Because the sale of the GlassRatner disposal group would not have required repayment under the historical Nomura term loan facility, the Company has elected to present the pro forma interest expense adjustments during each annual period (when the Nomura term loan facility was outstanding) as "Other Transaction Accounting Adjustments."

(b)	Reflects the adjustments to record the estimated income tax impact of the unaudited pro forma adjustments. The income tax effect was estimated using the Company’s blended federal and state historical statutory tax rate of 27.4%, which includes the federal rate of 21.0% and the state rate of 8.2%, adjusted for the federal benefit, in effect for the six months ended June 30, 2025, and the years ended December 31, 2024, 2023, and 2022. This blended statutory tax rate has remained consistent over the periods presented, and does not consider the impact of any valuation allowance.

(c)	Reflects the adjustment to record the fees the purchaser of the GlassRatner disposal group is obligated to pay the Company for providing certain management and corporate services during the six months following the disposition of the GlassRatner disposal group, as outlined in the Transition Services Agreement. Accordingly, a pro forma adjustment has been recorded to other income for the estimated amount the Company expects to earn for these services pursuant to the Transition Services Agreement.

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